UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 13, 2005
Date of Report (Date of earliest event reported)

CONNETICS CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27406 (Commission File No.)	94-3173928 (IRS Employer Identification No.)

3160 Porter Drive, Palo Alto, California 94304
(Address of principal executive offices, including zip code)

(650) 843-2800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     On June 13, 2005, Connetics Corporation (“Connetics”) announced that the U.S. Food and Drug Administration (FDA) issued a non-approvable letter dated June 10, 2005 for Velac® (a combination of 1% clindamycin and 0.025% tretinoin) Gel, an investigational new drug formulation for treating acne. The only issue raised in the non-approvable letter was a positive carcinogenicity signal that was detected in a TgAC mouse dermal carcinogenicity study. A copy of the Connetics press release regarding Velac is attached as Exhibit 99.1 and is incorporated by reference in this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits

Exhibit
Number	Description
99.1	Press Release dated June 13, 2005 regarding Velac.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNETICS CORPORATION
By:	/s/ Sanjiv S. Dhawan
Sanjiv S. Dhawan
Vice President, Corporate Counsel

Date: June 13, 2005

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release dated June 13, 2005 regarding Velac.